INVESTMENT UPDATE 2002

                             ICON CORE EQUITY FUND

                                   [GRAPHIC]

                               [ICON FUNDS LOGO]

ICON CORE EQUITY FUND

                                                               Table of Contents

About This Report .............................................................2

Shareholder Letter ............................................................4

Management Discussion and Analysis ............................................6

Fund Analysis and Schedule of Investments .....................................8

Financial Statements .........................................................12

Financial Highlights .........................................................15

Notes to Financial Statements ................................................16

Report of Independent Accountants ............................................18

Board of Trustees and Fund Officers ..........................................19

Privacy Policy and Procedures ................................................21

ICON CORE EQUITY FUND

                                                               About This Report

Historical Returns

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gains distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from these figures. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.iconfunds.com for the most recent returns.

Opinions and forecasts regarding industries, companies and themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. There are also risks associated with small and mid-cap investing, including limited product lines, less liquidity and small market share.

ICON CORE EQUITY FUND

                                                               About This Report

Comparative Index

The comparative index discussed in this report is meant to provide a basis for judging the Fund's performance against a specific securities index. The Standard & Poor's SuperComposite 1500 (S&P 1500) Index is a broad-based capitalization-weighted index comprised of stocks of large-cap, mid-cap, and small-cap U.S. companies. Index returns account for both change in security price and reinvestment of dividends and distributions, but do not reflect the costs of managing a mutual fund. Individuals cannot invest directly in the index.

Bloomberg is the source for the index returns included in this report.

ICON CORE EQUITY FUND

                                                              Shareholder Letter

Dear Shareholder:

Thank you for choosing the ICON Core Equity Fund and welcome to the many new shareholders receiving this report for the first time.

                    ----------------------------------------
                    Despite the losses sustained during
                    the fiscal year, we  continue to favor
                    an invested approach.
                    ----------------------------------------

In reviewing the market over the past year, and in particular the last four months, I am reminded of the old Martha & The Vandellas tune, Nowhere To Run, Nowhere To Hide. Although it is normal at times to have fear rule the market, emotions have run especially high of late, unleashing a torrent of indiscriminate selling. The downturns of late July and late September, which brought market averages to their lowest levels in several years, left no sector and no market capitalization range unscathed. Overwhelmed investors, already saddled with painful losses, recoiled in disgust as corporate fraud, accounting scandals, economic setbacks, profit warnings and the threat of war grabbed the headlines.

After nearly 30 years in this business, the combination of negative events and investor anxiety is as bad as I can remember. As we experienced during the euphoric bubble of the late 1990s, excesses can take on a life of their own. Pessimism and fear gather momentum in a setting of bad news. Unfortunately, in this environment of tremendous near-term uncertainty, we were as vulnerable as anybody else.

Despite the losses we have sustained during the fiscal year ended September 30, 2002, we continue to favor an invested approach. The fact is, we do not attempt to predict random events. We believe our strength lies is in projecting market themes and indus- try leadership based on our analysis of valuation and relative strength of the individual companies within a given industry.

                    ----------------------------------------
                    Stocks were on average 46% under-priced,
                    as high a figure as we have ever seen.
                    ----------------------------------------

In other words, we buy industries that our system shows to be on sale, tilting our portfolios toward the most attractive areas to capture market themes that typically last one to two years. Conversely, we sell an industry when, according to this same system, it appears to be over-priced. For all intents and purposes, the broad sell-off has temporarily neutralized our efforts in that the market is currently demonstrating neither industry leadership nor a common economic theme. What it is showing, however, is a rarely encountered scenario in which just about every industry is priced below our estimate of fair value.

ICON CORE EQUITY FUND

                                                              Shareholder Letter

Bad news and bargains generally go hand in hand, and now is no exception. In late September, we calculated that the stocks in our domestic universe were on average 46% under-priced, as high a figure as we have ever seen. We are well aware that there are observers who disagree with this assessment, saying that stock prices, as measured by traditional valuation measures, are still too high. Our view is that these measures, most notably price-to-earnings ratio, price-to-book ratio and dividend yield, are static proxies that fail to effectively consider the four fundamental laws of finance: earnings, growth, risk and interest rates. Indeed, with interest rates at 40-year lows, it stands to reason that stock prices would appear high relative to earnings, book value or dividends per share.

                    ----------------------------------------
                    We believe our strength lies in capturing
                    market themes and industry leadership
                    based on careful analysis of valuation
                    and relative strength.
                    ----------------------------------------

To me, the current environment has all the characteristics of a bottom - fear, disgust, negative news and great bargains. Ultimately, we anticipate a broad-based advance when the market emerges from its current cycle. By the same token, this malaise could persist for the foreseeable future. We have no way of knowing when the storm may pass. All we know is that we will be invested in under-priced industries we believe are poised to assume market leadership. Those who wait for good news and certainty have historically missed the subsequent recovery rally.

In closing, it is important to note that we have passed this way before: the crash of October 1987, the invasion of Kuwait in 1990, the Asian Contagion of 1998. In each of these cases, the market's irrational prognostications of doom and gloom proved incorrect. The current environment is highly reminiscent of those times, only more so. Clearly, the market has been wrong before. We believe it is wrong again.

Yours truly,

/S/ Craig T. Callahan

Craig T. Callahan, D.B.A.

Trustee, Chief Investment Officer of the Adviser

[PHOTO]

ICON CORE EQUITY FUND

                                                Management Discussion & Analysis

How did the Fund perform relative to its benchmarks?

For the fiscal year ended September 30, 2002, the ICON Core Equity Fund Class I shares returned -3.23%, sidestepping much of the damage sustained by the Fund's benchmark, the S&P 1500 Index, which declined -18.82%. The Fund has also outperformed its benchmark since the Fund's inception (October 12, 2000), with the Fund's Class I shares cumulatively having fallen a relatively modest -2.84%, while the S&P 1500 Index lost -34.75%. See this page and page 7 for additional return information.

What investment environment did the Fund face in the past six months?

With apologies to Charles Dickens, it has certainly been A Tale of Two Markets. In the first half of our fiscal year, during the difficult aftermath of the terrorist attacks, we believed we were in the midst of a rally in anticipation of an economic recovery. An oversold market, priced well below our estimate of fair value, found clear leadership in consumer, cyclical and industrial issues, all of which stood to be early beneficiaries of the turnaround. Optimism ran high as stocks posted substantial gains off their earlier lows, bolstered by enormous buying pressure and aggressive easing of interest rates.

However, as the recovery sputtered during the second half amid mixed economic data, accounting irregularities, corporate scandals and war fears, overwhelmed investors precipitated a torrent of selling that was as indiscriminate as it was irrational. The period between June and September was particularly treacherous in that two broad-based sell-offs produced no common economic theme with respect to industry, value or market capitalization. In an absence of leadership, the weakness was pervasive. Nevertheless, by period-end our model indicated that nearly every industry in the S&P 1500 universe was on sale, a clear sign that stock prices were trading at a historical discount to our estimate of fair value.

What factors affected the Fund's performance?

During the first two-thirds of our fiscal year, the Fund fully participated in the rally that propelled stocks off the market low of September 21, 2001. Our valuation model led us to concentrate the Fund in consumer, industrial and cyclical issues, all of which went on to capture market leadership as we had anticipated. In the period between June and September, investor confidence abruptly reversed course, leaving no industry unscathed by the widespread fear that permeated the market.

The fact is, these last four months of the period triggered such deep negative emotions, we were as vulnerable as anybody else. Through it all, we adhered to our investment methodology, following the industry weightings dictated by

Average Annual
Total Return
as of 9/30/02

                                      One        Since Inception
                                      Year          10/12/00
----------------------------------------------------------------
ICON Core Equity Fund -- I Share     -3.23%         -1.46%
----------------------------------------------------------------
S&P 1500 Index                      -18.82%        -19.51%
----------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 2 and 3. The Fund also offers Class C shares. These figures do not reflect the charges applicable to Class C shares of the Fund. Applying these charges would result in lower returns for investors.

ICON CORE EQUITY FUND

                                                Management Discussion & Analysis

our valuation system and not getting distracted by the barrage of bad news or attempts to "time" a bottom. We rotated industries in early September in response to shifts in our value/price and relative strength readings. Our holdings in the Consumer Discretionary and Industrial sectors were reduced, while Information Technology was removed altogether. At the same time, we added to our positions in the Healthcare, Financials, Energy and Telecommunication & Utilities sectors. These moves have produced a portfolio that is considerably more diversified in terms of industry and sector exposure than it has been for some time. We believe this was necessary in order to position the Fund to capture the broad leadership that we believe will drive the next market advance.

Discounting the events that characterize a particular time period, it is our contention that the Fund's performance is largely a function of its flexibility, what noted scholar Richard Ennis referred to as the "whole-stock" portfolio. Ennis argues against managing to a style box, such as Large Value, Mid-Growth or Small Value, instead making the case that managers should invest for return. We agree with Mr. Ennis' analysis and subscribe to his view that the U.S. stock market is one asset class. We believe a manager should employ one investing style with the freedom to access the entire U.S. market, regardless of market capitalization. Our investment style does just that, focusing on valuation and industry rotation to capture emerging market leadership.

What is the investment outlook for the domestic market?

As of this writing, we measure stocks on average to be priced at about 46% below our estimate of intrinsic value. Based on our quantitative methodology, this is quite possibly the best buying opportunity the market has seen in over two decades. In light of this, one must remember that it is typical for great bargains to be accompanied by bad news and tremendous uncertainty.

Still, we do not believe that we gain any advantage by attempting to predict the unpredictable. Our strengths lie in pursuing a purely objective and quantifiable analysis of value, which points us to the expectation that at some point stocks will stabilize and resume their historical upward ascent. This is not to say that any move up will be in a straight line. At times, doubts and skepticism will most certainly give rise to pause and interruption. However, if you believe as we do that value grows as earnings grow, and price follows value, then we should expect broad-based market advance that will leave behind those investors who insist on waiting for good news and certainty.

Value of a
$10,000 Investment
through September 30, 2002

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                                                                  ICON Core
                                  S&P 1500                                        Equity Fund
Date                 Return       Index      Date                   Return        "I" Shares
10/12/00-12/31/00      0.31        10031              12/29/2000                  11850
12/31/00-03/31/01    -11.66       8861.4               3/30/2001                  10810
03/31/01-06/31/01      6.57       9443.6               6/29/2001                  12680
06/31/01-09/31/01    -14.89       8037.4               9/30/2001                  10040
9/30/01-12/31/01      11.52       8963.3      9/30/01-12/31/2001     24.07        12457
12/31/01-03/31/02      0.96       9049.4     12/31/01-03/31/2002      6.24        13234
03/31/02-06/30/02    -12.85       7886.5     03/31/02-06/30/2002     -8.96        12048
06/30/02-09/30/02    -17.27       6524.5     06/30/02-09/30/2002    -19.35         9717

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class's inception date of 10/12/00 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assume the reinvestment of dividends and capital gain distributions but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund also offers Class C shares. These figures do not reflect the charges applicable to Class C shares of the Fund. Applying these charges in would result in lower returns for investors.

ICON CORE EQUITY FUND

                                       Fund Analysis and Schedule of Investments

Portfolio Profile
September 30, 2002

Equities (% of Net Assets)                               99.9%
Top 10 Equity Holdings (% of Net Assets)                 17.0%
Number of Stocks                                           93
Short-Term Investments (% of Net Assets)                  2.8%

Top 10 Equity Holdings
September 30, 2002

Corinthian Colleges Inc                                  1.9%
Fossil Inc                                               1.8%
Techne Corp                                              1.7%
Thor Indus Inc                                           1.7%
Unit Corp                                                1.7%
Citigroup Inc                                            1.7%
Oceaneering Intl Inc                                     1.7%
Michaels Stores Inc                                      1.6%
Patina Oil & Gas Corp                                    1.6%
Banta Corp                                               1.6%

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Top Industries
September 30, 2002

Banks                                                   7.0%
Diversified Commercial Services                         4.7%
Gas Utilities                                           4.5%
Auto Parts & Equipments                                 4.4%
Electric Utilities                                      4.4%
Consumer Finance                                        4.2%
Oil & Gas Equipment Services                            4.2%
Leisure Products                                        3.9%
Biotechnology                                           3.4%
Apparel & Acessories                                    3.1%

ICON CORE EQUITY FUND

                                       Fund Analysis and Schedule of Investments

Schedule of
Investments
September 30, 2002

Shares or Principal Amount                   Market Value

Common Stocks 99.9%

Apparel & Accessories 3.1%
  62,000   Fossil Inc(a)                      $ 1,243,100
  42,000   Quicksliver Inc(a)                     948,780
---------------------------------------------------------
Total Apparel & Accessories                     2,191,880

Auto Parts & Equipment 4.4%
  15,100   BorgWarner Inc                         749,564
  73,000   Intermet Corp                          351,130
  12,300   Johnson Controls Inc                   944,886
  22,800   Superior Indus Inl Inc               1,073,424
---------------------------------------------------------
Total Auto Parts & Equipment                    3,119,004

Automobile Manufacturers 2.6%
  15,700   General Motors Corp                    610,730
  34,000   Thor Indus Inc                       1,181,840
---------------------------------------------------------
Total Automobile Manufacturers                  1,792,570

Banks 7.0%
  10,800   Bank of America Corp                   689,040
  20,000   First Bancorp                          762,400
  12,500   Golden West Financial Corp             777,250
  18,100   GreenPoint Financial Corp              755,494
  29,700   New York Community Bancorp Inc         836,649
  24,900   PNC Financial Services Group         1,050,033
---------------------------------------------------------
Total Banks                                     4,870,866

Biotechnology 3.4%
  17,200   Amgen Inc(a)                           717,240
  17,400   Biogen Inc(a)                          509,298
  36,100   Techne Corp(a)                       1,183,719
---------------------------------------------------------
Total Biotechnology                             2,410,257

Broadcasting & Cable TV 1.9%
  20,500   Clear Channel Communications Inc(a)    712,375
  31,300   Comcast Corp Special Class A(a)        652,918
---------------------------------------------------------
Total Broadcasting & Cable TV                   1,365,293

Casinos & Gaming 0.5%
   4,700   International Game Technology(a)       324,958
---------------------------------------------------------
Total Casinos & Gaming                            324,958

Commercial Printing 2.9%
  30,800   Banta Corp                           1,093,400
  39,400   R R Donnelley & Sons Co                926,294
---------------------------------------------------------
Total Commercial Printing                       2,019,694

Commodity Chemicals 2.2%
  27,800   Georgia Gulf Corp                      635,786
  77,200   Lyondell Chemical Co                   921,768
---------------------------------------------------------
Total Commodity Chemicals                       1,557,554

Construction & Farm Machinery 1.2%
  36,000   AGCO Corp(a)                           835,200
---------------------------------------------------------
Total Construction & Farm Machinery               835,200

Construction Materials 2.3%
  29,400   Martin Marietta Materials Inc          957,558
  25,800   Texas Indus Inc                        626,424
---------------------------------------------------------
Total Construction Materials                    1,583,982

Consumer Electronics 1.0%
  13,000   Harman Intl Indus Inc                  672,750
---------------------------------------------------------
Total Consumer Electronics                        672,750

Consumer Finance 4.2%
  20,000   Capital One Financial Corp             698,400
  14,200   Countrywide Credit Indus Inc           669,530
  23,200   Financial Federal Corp(a)              738,920
  19,950   MBNA Corp                              366,681
 105,700   Providian Financial Corp(a)            517,930
---------------------------------------------------------
Total Consumer Finance                          2,991,461

Diversified Chemicals 1.0%
  41,500   Olin Corp                              679,770
---------------------------------------------------------
Total Diversified Chemicals                       679,770

Diversified Commercial Services 4.7%
  50,000   ABM Indus Inc                          705,000
  35,100   Corinthian Colleges Inc(a)           1,324,674
  40,100   ITT Educational Services Inc(a)        752,677
  18,000   Regis Corp                              509,220
---------------------------------------------------------
Total Diversified Commercial Services           3,291,571

Diversified Financial Services 2.3%
   7,500   Bear Stearns Companies Inc             423,000
  39,300   Citigroup Inc                        1,165,245
---------------------------------------------------------
Total Diversified Financial Services            1,588,245

Electric Utilities 4.4%
  17,200   Ameren Corp                            716,380
  33,000   Constellation Energy Group Inc         818,070
  16,400   FPL Group Inc                          882,320
  23,100   FirstEnergy Corp                       690,459
---------------------------------------------------------
Total Electric Utilities                        3,107,229

ICON CORE EQUITY FUND

                                       Fund Analysis and Schedule of Investments

Schedule of
Investments
September 30, 2002

Shares or Principal Amount                   Market Value

Common Stocks, continued

Fertilizers & Agricultural Chemicals 1.4%
  84,200   IMC Global Inc                    $  1,014,610
---------------------------------------------------------
Total Fertilizers & Agricultural Chemicals      1,014,610

Footwear 1.0%
  47,000   Wolverine World Wide Inc               705,000
---------------------------------------------------------
Total Footwear                                    705,000

Gas Utilities 4.5%
  43,700   AGL Resources Inc                      965,333
  37,200   Cascade Natural Gas Corp               732,840
  38,300   ONEOK Inc.                             723,870
  38,900   Sempra Energy                          764,385
---------------------------------------- -----------------
Total Gas Utilities                             3,186,428

Health Care Distributors & Services 1.4%
  32,000   Lincare Holdings Inc(a)                993,280
---------------------------------------------------------
Total Health Care Distributors & Services         993,280

Health Care Equipment 2.5%
  20,000   Diagnostic Products Corp               920,000
  14,800   Hillenbrand Indus Inc                  803,640
---------------------------------------------------------
Total Health Care Equipment                     1,723,640

Home Furnishings 0.5%
  15,000   La-Z-Boy Inc                           348,000
---------------------------------------------------------
Total Home Furnishings                            348,000

Homebuilding 1.1%
  34,000   Toll Brothers Inc(a)                   739,160
---------------------------------------------------------
Total Homebuilding                                739,160

Hotels 0.7%
  41,700   Hilton Hotels Corp                     474,546
---------------------------------------------------------
Total Hotels                                      474,546

Housewares & Specialties 0.9%
  22,000   Blyth Inc                              613,800
---------------------------------------------------------
Total Housewares & Specialties                    613,800

Industrial Conglomerates 1.0%
  20,000   Carlisle Cos Inc                       733,600
---------------------------------------------------------
Total Industrial Conglomerates                    733,600

Integrated Oil & Gas 1.5%
  37,900   Occidental Petroleum Corp            1,075,602
---------------------------------------------------------
Total Integrated Oil & Gas                      1,075,602

Integrated Telecommunication Services 0.8%
  24,600   Centurytel Inc                         551,778
---------------------------------------------------------
Total Integrated
Telecommunication Services                        551,778

Leisure Products 3.9%
  23,300   Action Performance Cos Inc             598,810
  21,800   Brunswick Corp                         458,672
  34,200   Mattel Inc                             615,942
  16,600   Polaris Indus Inc                    1,029,200
---------------------------------------------------------
Total Leisure Products                          2,702,624

Metal & Glass Containers 1.1%
  45,300   Crown Cork & Seal Co Inc(a)            237,825
  46,200   Owens-Illinois Inc(a)                  522,984
---------------------------------------------------------
Total Metal & Gas Containers                      760,809

Multi-Utilities & Unregulated Power 2.0%
  29,700   Questar Corp                          678,348
---------------------------------------------------------
Total Multi-Utilities & Unregulated Power         678,348

Office Services & Supplies 1.0%
  26,100   United Stationers Inc(a)                 686,430
---------------------------------------------------------
Total Office Services & Supplies                  686,430

Oil & Gas Drilling 3.1%
  34,600   Atwood Oceanics Inc(a)               1,012,050
  60,900   Unit Corp(a)                         1,166,235
---------------------------------------------------------
Total Oil & Gas Drilling                        2,178,285

Oil & Gas Equipment & Services 4.2%
  36,600   BJ Services Co(a)                      951,600
  45,500   Oceaneering Intl Inc(a)              1,157,975
  29,800   Tidewater Inc                          804,302
---------------------------------------------------------
Total Oil & Gas Equipment & Services            2,913,877

Oil & Gas Exploration & Production 1.6%
  39,800   Patina Oil & Gas Corp               1,134,300
---------------------------------------------------------
Total Oil & Gas Exploration & Production        1,134,300

Packaged Foods & Meats 2.4%
  17,000   J & J Snack Foods Corp(a)              626,450
  25,000   Lancaster Colony Corp                1,053,000
---------------------------------------------------------
Total Packaged Foods & Meats                    1,679,450

Pharmaceuticals 3.0%
  10,300   Barr Laboratories Inc(a)               641,587
  20,500   Mylan Laboratories                     671,170
  27,000   Pfizer Inc                             783,540
---------------------------------------------------------
Total Pharmaceuticals                           2,096,297

Property & Casualty Insurance 0.9%
  15,800   MBIA Inc                               631,210
---------------------------------------------------------
Total Property & Casualty Insurance               631,210

ICON CORE EQUITY FUND
                                       Fund Analysis and Schedule of Investments

Schedule of
Investments
September 30, 2002

Shares or Principal Amount                   Market Value

Common Stocks, continued

Publishing 2.4%
  23,500   Belo Corp                         $    514,180
   8,700   Media General Inc Class A              442,395
  15,600   Scholastic Corp(a)                     697,008
---------------------------------------------------------
Total Publishing                                1,653,583

Reinsurance 1.1%
  13,600   Everest Re Group Ltd.                  746,096
---------------------------------------------------------
Total Reinsurance                                 746,096

Restaurants 0.9%
  29,325   Applebee's Intl Inc                    642,804
---------------------------------------------------------
Total Restaurants                                 642,804

Soft Drinks 1.1%
  35,200   Coca-Cola Enterprises Inc              747,648
---------------------------------------------------------
Total Soft Drinks                                 747,648

Specialty Chemicals 1.1%
  17,000   Albemarle Corp                         429,930
   7,800   OM Group Inc                           333,840
---------------------------------------------------------
Total Specialty Chemicals                         763,770

Specialty Stores 1.6%
  25,200   Michaels Stores Inc(a)               1,151,640
---------------------------------------------------------
Total Specialty Stores                          1,151,640

Steel 0.5%
  47,800   AK Steel Holding Corp(a)               349,418
---------------------------------------------------------
Total Steel                                       349,418

Tires & Rubber 0.7%
  32,500   Cooper Tire & Rubber Co                524,550
---------------------------------------------------------
Total Tires & Rubber                              524,550

Tobacco 0.6%
  10,100   Philip Morris Co Inc                   391,880
---------------------------------------------------------
Total Tobacco                                     391,880

Water Utilities 1.3%
  34,000   American States Water Co               891,480
---------------------------------------------------------
Total Water Utilities                             891,480
---------------------------------------------------------
Total Common Stocks
            (Cost $73,219,137)                 69,886,227

Short-Term Investments 2.8%

US Government Obligation 1.7%
$1,237,512 US Treasury Bill,
            1.6950%, 10/10/02                   1,237,512
---------------------------------------------------------
Total US Government Obligation                  1,237,512

Short-Term Commercial Notes 1.1%
   388,918  American Family Demand
            Note 1.4124%, 1/14/03                 388,918

   354,055  Wisconsin Electric Demand
            Note 1.4524%, 3/18/03                 354,055
---------------------------------------------------------
Total Short-Term Commercial Notes                 742,973
---------------------------------------------------------
Total Short-Term Investments
(Cost $1,980,485)                               1,980,485
---------------------------------------------------------
Total Investments 102.7%
(Cost $75,199,622)                             71,866,712
---------------------------------------------------------
Liabilities Less Other Assets (2.7%)          (1,890,766)
---------------------------------------------------------
Net Assets 100.0%                             $69,975,946
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements

(a) non-income producing security

ICON CORE EQUITY FUND

                                             Statement of Assets and Liabilities

September 30, 2002

Assets

     Investments, at cost                                $  75,199,622
                                                        --------------
     Investments, at value                                  71,866,712
     Receivables:
            Fund shares sold                                   253,267
            Interest                                             1,095
            Dividends                                           53,082
     Other Assets                                               14,885
                                                        --------------
     Total assets                                           72,189,041
                                                        --------------

Liabilities

     Payables:
            Investments Purchased                            1,643,067
            Fund shares redeemed                               441,727
            Advisory fee                                        44,252
            Accrued distribution expenses                       32,270
            Fund accounting, custodial
             and transfer agent fees                            12,187
            Administration fee                                   2,681
            Accrued Expenses                                    36,911
                                                        --------------
     Total liabilities                                       2,213,095
                                                        --------------

Net Assets -- all share classes                          $  69,975,946
                                                        --------------
Net Assets -- I shares                                   $  42,231,956
                                                        --------------
Net Assets -- C shares                                   $  27,743,990
                                                        --------------

     Shares outstanding
        (unlimited shares authorized, no par value)
     I shares                                                4,446,434
     C shares                                                2,964,181
     Net asset value
        (offering price and redemption price per share)
     I shares                                            $        9.50
     C shares                                            $        9.36

The accompanying notes are an integral part of the financial statements.

ICON CORE EQUITY FUND

                                                        Statement of Operations

For the year ended September 30, 2002

Investment Income

     Interest                                            $      34,214
     Dividends                                                 414,402
                                                        --------------
     Total investment income                                   448,616
                                                        --------------

Expenses
     Advisory fees                                             430,519
     Distribution expenses:
       I shares                                                 93,910
       C shares                                                198,384
     Fund accounting, custodial
       and transfer agent fees                                  68,104
     Administration fees                                        25,577
     Audit fees                                                 17,500
     Registration fees                                          37,098
     Legal fees                                                  4,956
     Insurance expense                                           1,674
     Trustee fees and expenses                                   1,829
     Shareholder reports                                        13,460
     Other expenses                                             36,377
                                                        --------------
     Total expenses                                            929,388
                                                        --------------
Net investment loss                                           (480,772)
                                                        --------------

Net realized and unrealized gain/(loss) on investments:
Net realized loss from investment transactions             (10,021,608)
Change in net unrealized appreciation/depreciation on
  securities                                                   443,874
                                                        --------------
Net realized and unrealized loss on investments             (9,577,734)
                                                        --------------
Net decrease in net assets resulting from operations     $ (10,058,506)
                                                        ==============

The accompanying notes are an integral part of the financial statements.

ICON CORE EQUITY FUND

                                             Statements of Changes in Net Assets

                                                                                                October 12, 2000*
                                                                          Year ended             (inception) to
                                                                      September 30, 2002       September 30, 2001
                                                                      ------------------       ------------------
Operations
      Net investment loss                                             $    (480,772)            $   (118,671)
      Net realized gain/(loss) from investment transactions             (10,021,608)               1,355,548
      Change in unrealized appreciation/depreciation on securities          443,874               (3,776,784)
                                                                      -------------             ------------
      Net increase/(decrease) in net assets resulting from
        operations                                                      (10,058,506)              (2,539,907)
                                                                      -------------             ------------

Dividends and Distributions to Shareholders
      Net investment income                                                       -                        -
      Net realized gains                                                 (1,006,043)                       -
                                                                      -------------             ------------
      Net decrease from dividends and distributions                      (1,006,043)                       -
                                                                      -------------             ------------

Fund Share Transactions
      Shares sold
        I shares                                                         34,716,434               38,178,021
        C shares                                                         31,557,074                8,019,295
      Reinvested dividends and distributions
        I shares                                                            721,301                        -
        C shares                                                            258,376                        -
      Shares repurchased
        I shares                                                        (11,255,160)             (13,556,167)
        C shares                                                         (4,542,647)                (516,125)
                                                                      -------------             ------------
      Net increase from fund share transactions                          51,455,378               32,125,024
                                                                      -------------             ------------
      Total net increase in net assets                                   40,390,829               29,585,117
                                                                      -------------             ------------
Net Assets
      Beginning of period                                                29,585,117                        -
                                                                      -------------             ------------
      End of period                                                   $  69,975,946             $ 29,585,117
                                                                      -------------             ------------

Net Assets Consist of
      Paid in capital                                                 $  83,333,008             $ 32,358,402
      Accumulated undistributed net investment income                             -                        -
      Accumulated undistributed net realized gain/(loss) from
        investments                                                     (10,024,152)               1,003,499
      Unrealized appreciation/(depreciation) on securities               (3,332,910)              (3,776,784)
                                                                      -------------             ------------
Net Assets                                                            $  69,975,946             $ 29,585,117
                                                                      =============             ============

Transactions in Fund Shares
      Shares sold
        I shares                                                          3,071,043                3,524,839
        C shares                                                          2,737,279                  683,578
      Reinvested dividends and distributions
        I shares                                                             59,809                        -
        C shares                                                             21,603                        -
      Shares repurchased
        I shares                                                         (1,000,690)              (1,208,567)
        C shares                                                           (428,625)                 (49,654)
                                                                      -------------             ------------
      Net increase                                                        4,460,419                2,950,196
                                                                      -------------             ------------
      Shares outstanding beginning of period                              2,950,196                        -
                                                                      -------------             ------------
      Shares outstanding end of period                                    7,410,615                2,950,196
                                                                      =============             ============

Purchase and Sales of Investment Securities
      (excluding Short-Term Securities)
      Purchase of securities                                          $ 111,655,519             $ 62,633,099
      Proceeds from sales of securities                                  60,207,796               32,194,874

* The offering of I shares commenced on October 12, 2000
* The offering of C shares commenced on November 28, 2000

ICON CORE EQUITY FUND

                                                            Financial Highlights

For a share outstanding throughout each of the                             I Share                                   C Share
periods ending as indicated.                                            For the period                            For the period
                                                      I Share          October 12, 2000        C Share           November 28, 2000
                                                For the year ended      (inception) to    for the year ended      (inception) to
                                                September 30, 2002    September 30, 2001  September 30, 2002    September 30, 2001
                                                ------------------    ------------------  ------------------    ------------------
Net asset value, beginning of period               $     10.04          $      10.00          $     9.98          $       10.62
                                                ------------------    ------------------  ------------------    ------------------

Income from investment operations
  Net investment loss (x)                                (0.07)                (0.05)              (0.15)                 (0.10)
  Net realized and unrealized
    gains/(losses) on investments                        (0.20)                 0.09               (0.20)                 (0.54)
                                                ------------------    ------------------  ------------------    ------------------
Total from investment operations                         (0.27)                 0.04               (0.35)                 (0.64)
                                                ------------------    ------------------  ------------------    ------------------

Less dividends and distributions
  Dividends from net investment income                    0.00                  0.00                0.00                   0.00
  Distributions from net realized gains                  (0.27)                 0.00               (0.27)                  0.00
                                                ------------------    ------------------  ------------------    ------------------
Total distributions                                      (0.27)                 0.00               (0.27)                  0.00
                                                ------------------    ------------------  ------------------    ------------------

Net asset value, end of period                     $      9.50          $      10.04          $     9.36          $        9.98
                                                ==================    ==================  ==================    ==================

Total return                                             (3.23%)                0.40%(b)           (4.07%)                (0.20%)(b)
Net assets, end of period (in thousands)           $    42,232          $     23,261          $   27,744          $       6,324
Average net assets for the period (in thousands)   $    37,577          $     23,802          $   19,849          $       2,920
Ratio of expenses to average net assets*                  1.36%                 1.60%               2.11%                  2.23%
Ratio of net investment income to average net
  assets*                                                (0.58%)               (0.36%)             (1.33%)                (1.24%)
Portfolio turnover rate                                 107.82%               124.61%(a)          107.82%                124.61%(a)

*    Annualized for periods less than a year
(x)  Calculated using the average share method
(a) Portfolio turnover is calculated at the Fund level and therefore represents the period October 12, 2000 (inception) to September 30, 2001.
(b) Since the Fund was in existence for less than one year in 2001, the total return calculation is for the period indicated.

ICON CORE EQUITY FUND

                                                   Notes to Financial Statements

For the Year Ended September 30, 2002

1. Organization and Significant Accounting Policies. The ICON Core Equity Fund (the "Fund") commenced operations on October 12, 2000 and offers two share classes, I Shares (inception October 12, 2000) and C Shares (inception November 28, 2000). The Fund is part of the ICON Funds (the "Trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). There are 17 other active funds within the Trust, of which four are new funds that were seeded on September 27, 2002. Those funds are covered by separate prospectuses and annual reports. The Fund is an open-end, diversified management investment company and is authorized to issue an unlimited number of no par shares. The investment objective of the Fund is to provide long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Investment Valuation.

The Fund's securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) each day the Exchange is open. The Fund's securities and other assets are valued as follows: securities listed or traded primarily on foreign exchanges, national exchanges and the NASDAQ Stock market are valued at the last sale price as of the close of the Exchange, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the last bid price. Securities that are traded in the over-the-counter market are valued at the last quoted sales price, or if such a sales price is lacking, its last bid price. The market value of individual securities held by the Fund is determined by using pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the Trust's board of the trustees. Short-term securities with remaining maturities of sixty days or less or a demand feature for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate market value.

Repurchase Agreements.

Repurchase agreements, if held by the Fund, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Income Taxes.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and, accordingly, the Fund will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that it intends to make sufficient distributions of net investment income and net realized capital gain.

Dividends paid by the Fund from net investment income and distributions of net realized short-term gains are for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles generally accepted in the United States of America.

Investment Income.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned.

Investment Transactions.

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Expenses.

Each class bears expenses incurred specifically on its behalf (distribution fees) and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses, which cannot be attributable to a specific fund in the Trust, are apportioned between all funds in the Trust, based upon relative net assets.

ICON CORE EQUITY FUND

                                                   Notes to Financial Statements

2. Fees and Other Transactions with Affiliates.

Investment Advisory Fees.
As the Fund's investment adviser, Meridian Investment Management Corporation ("Meridian") receives a monthly fee that is computed daily at an annual rate of 0.75% of the Fund's average net assets.

Transfer Agent, Custody and Accounting Fees.

US Bank N.A. (US Bank) and US Bancorp Mutual Fund Services, LLC (US Bancorp) provide domestic custodial services, transfer agent services and fund accounting for the Fund. The Trust pays a fee for transfer agent and custody services at an annual rate of 0.055% on the Trust's first $500 million of average daily net assets, 0.05% on the next $500 million of average daily net assets, and 0.03% on the balance of average daily net assets. The Trust pays a minimum fee for fund accounting of $37,500 on the first $100 million of average daily net assets, 0.0125% on the next $200 million and .0075% on the balance. The Trust also pays for various out-of-pocket costs incurred by US Bancorp that are estimated to be 0.02% of the average daily net assets.

Distribution Fees.

The Fund has adopted a Rule 12b-1 plan ("12b-1 fee") which allows the Fund to pay distribution fees to Meridian Clearing Corp. ("MCC") (an affiliate of the adviser) for the sale and distribution of its shares. The C share shareholders pay an annual 12b-1 and service fees of 1% of average daily net assets. The I share shareholders pay an annual 12b-1 fee of 0.25% of average daily net assets. For the year ended September 30, 2002 the total amounts paid to MCC were $292,294.

Administrative Services.

The Trust has entered into an administrative services agreement with Meridian. This agreement provides for an annual fee of 0.05% on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million.

Related Parties.

Certain officers and directors of Meridian are also officers and/or trustees of the Trust and MCC.

3. Federal Income Tax.

Income and capital distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassed to paid-in capital.

                   Distributions
--------------------------------------------------
From Ordinary      From Long-Term    Tax Return of   Net Investment
   Income          Capital Gains         Capital         Loss
-------------      --------------    -------------   --------------
$1,006,043               $ -             $ -           $(480,772)

The difference between book and tax net appreciation or depreciation of investment is wash sale loss deferrals and corporate actions. The aggregate composition by Fund of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2002 are as follows:

Federal Tax      Unrealized        Unrealized          Net
   Cost         Appreciation      Depreciation     Depreciation
-----------     ------------      ------------     ------------
$ 75,188,049    $ 3,684,196       $(7,028,679)     $(3,344,483)

The tax components of capital shown in the table below represent: (1) distribution requirements the portfolio must satisfy under the income tax regulations, (2) losses or deductions the portfolio may be able to offset against income and gains recognized in future years, and (3) post October loss deferrals.

Accumulated capital losses noted below represent net capital loss carryovers as of September 30, 2002 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. These carryovers expire on September 30, 2010.

In 2002, the portfolio incurred "Post October" losses during the period from November 1 through September 30. These losses will be deferred for tax purposes and recognized in the year ending September 30, 2003.

Undistributed     Undistributed    Accumulated         Post
  Ordinary          Long-Term        Capital          October
  Income            Gains            Losses          Deferrals
-------------     -------------    -----------     ------------
     $ -               $ -         $(1,206,824)    $(8,805,771)

ICON CORE EQUITY FUND

                                               Report of Independent Accountants

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ICON Core Equity Fund (one of the portfolios constituting the ICON Funds, hereafter referred to as the "Fund") at September 30, 2002, the results of its operations for the year ended, the changes in its net assets and the financial highlights for the year then ended and for the period October 12, 2000 (commencement of operations) through September 30, 2001, in conformity with accounting principles generally accepted in the United States of America. The financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

/S/ PricewarehouseCoopers LLP

Denver, Colorado
November 19, 2002

ICON CORE EQUITY FUND

                                             Board of Trustees and Fund Officers
                                                                       unaudited

The ICON Funds Board of Trustees ("Board") consists of six Trustees who oversee the 18 ICON Funds (the "Funds"). Three of the Trustees joined the Board after the date of this report - Messrs. Pomeroy, Scott and Zeschin joined the Board in November, 2002. The Board is responsible for general oversight of the Funds' business and for assuring that the Funds are managed in the best interest of the Funds' shareholders. The Trustees, and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign or are not reelected.

Interested Trustee

Craig T. Callahan, 51, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception in 1996. Dr. Callahan also serves as President (1998 to present) and Chief Investment Officer (1991 to present) of Meridian Investment Management Corporation ("Meridian"), the Funds' Investment Adviser. Dr. Callahan is also President (1998 to present); Director (1991 to present); and was previously Vice President (1991 to 1998) of Meridian Clearing Corporation ("MCC"), the Funds' Distributor. Dr. Callahan also serves as the Chief Investment Officer and Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of Meridian Management & Research Corporation ("MM&R"), the parent company of Meridian and MCC.

Independent Trustees

Glen F. Bergert, 52. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); and was previously a Director of Delta Dental of Pennsylvania, an insurance company (1998 to 2002); DDP Inc., an insurance company (1998 to 2002); and Delta Reinsurance Corporation (2000 to 2002).

John C. Pomeroy, Jr., 55. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to
2001).

Gregory Kellam Scott, 54. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott is Senior Vice President - Law, General Counsel and Secretary, GenCorp, Inc., a multinational technology-based manufacturing company (2002 to present). Mr. Scott was previously Vice President and General Counsel of Kaiser-Hill Company LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and a Colorado Supreme Court Justice (1993 to 2000). Mr. Scott is also a Director on the National Board of Directors of the Constituency for Africa (1997 to present).

ICON CORE EQUITY FUND

                                             Board of Trustees and Fund Officers
                                                                       unaudited

R. Michael Sentel, 54. Mr. Sentel has been a Trustee of the Funds since their inception in 1996. Mr. Sentel is a Senior Attorney for the U.S. Department of Education (1996 to present) and the principal of Sentel & Company, a law firm (1994 to present).

Jonathan F. Zeschin, 48. Mr. Zeschin has been a Trustee of the Funds since November 2002. Mr. Zeschin is President and Founder of ESSENTIAL Advisers, Inc., a wealth management and investment advisory firm (2000 to present) and Managing Partner of JZ Partners LLC, a business consulting firm for investment management companies (1998 to present). Mr. Zeschin was previously President of Founders Asset Management LLC, an investment management company (1995 to 1998) and Executive Vice President, INVESCO Funds Group, an investment advisory company (1992 to 1995). Mr. Zeschin is also a Director of the Wasatch Funds (2002 to present); and a Director of the Young Americans Education Foundation and Young Americans Bank (1998 to present).

The Officers of the Funds are:

Craig T. Callahan, 51. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as Meridian's President (1998 to present) and Chief Investment Officer (1991 to present). Dr. Callahan is also President (1998 to present), Director (1991 to present) and was previously Vice President (1991 to 1998) of MCC. Dr. Callahan is also the Chief Investment Officer and Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of MM&R.

Erik L. Jonson, 53. Mr. Jonson has been a Vice President and Chief Financial Officer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Vice President (1998 to present) of Meridian; Chief Financial Officer and Secretary (1996 to present) of MM&R; and Vice President and Treasurer (March 2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) of MCC.

Andra C. Ozols, 41. Ms. Ozols has been a Vice President and Secretary of the Funds since March 2002. She previously served in that capacity in 1998. Ms. Ozols is also Vice President, General Counsel and Secretary (March 2002 to present and January 1998 to October 1998) of Meridian; and Vice President and Secretary (March 2002 to present) of MCC. Ms. Ozols was previously Vice President (1999 to 2002) and Assistant General Counsel (October 1998 to February
2002) of Founders Asset Management LLC; and was previously a Branch Chief (1993 to 1995) and Enforcement Attorney (1990 to 1995 and 1996 to 1998) with the U.S. Securities and Exchange Commission.

The Trustees and Officers of the Funds may be contacted at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

Additional information about the Funds' Trustees and Officers is available in the Fund's Statement of Additional Information, which can be obtained free of charge by calling 1-800-764-0442.

ICON CORE EQUITY FUND

                                                  Privacy Policy and Procedures

We collect non-public personal information about you on applications or other forms and through your transactions with us. You may provide this information in writing, electronically, or by phone. The information may contain your name, address, phone number, social security number, account information and investment activity, and other information that you provide to us directly or through our service providers. This information permits us to service your accounts and to provide information to you upon request.

We may share some or all of this information with our affiliates, as well as third parties that assist us in maintaining your accounts, processing transactions on your accounts, or mailing information to you as may be permitted by law. Otherwise, our policies prohibit us from sharing your personal and financial information except as permitted or required by law. Under no circumstances do we sell information about you to anyone.

We restrict access to your non-public personal information to those employees who have a need to know that information to service your accounts. We also maintain physical, electronic and procedural safeguards to protect your privacy. Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure. If you would like more information about our Privacy Policies, please call us at 1-800-764-0442.

This notice applies to Meridian Investment Management Corporation; ICON Funds; and Meridian Clearing Corporation, distributor of the ICON Funds.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

[ICON FUNDS LOGO]

For more information about the ICON Funds, contact us:

By Telephone                                  Call 1-800-764-0442

By Mail                                       ICON Funds
                                              P.O. Box 701
                                              Milwaukee, WI 53201-0701

In Person                                     ICON Funds
                                              5299 DTC Boulevard, Suite 1200
                                              Greenwood Village, CO 80111

By E-Mail                                     ICON@mimcorp.com

On the Internet                               www.iconfunds.com

This report is for the general information of the Funds' shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Please call or visit www.iconfunds.com for a current prospectus, which contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. Meridian Clearing Corp., Distributor.

================================================================================